EXHIBIT 10.2

Execution Version

SECURITY AGREEMENT

Dated June 15, 2023

1 BACKGROUND. ENGLOBAL CORPORATION, a Nevada corporation (“Borrower”) and ALLIANCE 2000, LTD., a Texas limited partnership (“Lender”) have entered into a Credit Agreement, dated as of the date hereof (such agreement, together with all amendments, restatements, supplemented, and modifications, the “Credit Agreement”). Borrower and each other Grantor are members of the same affiliated group of companies, and Grantors will derive direct and indirect economic benefit from the Term Loans and other financial accommodations under the Credit Agreement and other Loan Documents. It is the intention of the parties hereto that this Security Agreement create a security interest in the Collateral in favor of Lender securing the payment and performance of the Term Loans and the other obligations of the Grantors under the Loan Documents, and that such security interest shall be perfected and have the priority described herein.

2 Definitional Provisions. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined therein shall control (provided, that, a more expansive or explanatory definition shall not be deemed a conflict). Capitalized terms not defined either herein or in the Credit Agreement have the meaning specified in Chapters 1, 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of Texas or, where applicable as to specific items or types of Collateral, any other relevant state (the “UCC”).

3 GRANT OF SECURITY INTEREST. For valuable consideration, each of the undersigned ENGLOBAL CORPORATION, a Nevada corporation, ENGLOBAL U.S., INC., a Texas corporation, ENGLOBAL GOVERNMENT SERVICES, INC., a Texas corporation, and ENGLOBAL TECHNOLOGIES, LLC, a Texas limited liability company (each of them a “Grantor” and collectively the “Grantors”), hereby grants and transfers to Lender a security interest in all of the following property of such Grantor, whether now owned or hereafter acquired, created, or existing, however such Grantor’s interest therein may arise or appear, and wherever located: (i) Accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) Deposit Accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any; (xiv) Letters of Credit and Letter of Credit Rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulas, tax and any other types of refunds, returned and unearned insurance premiums, and rights and claims under insurance policies; (xvi) supporting obligations for any of the foregoing property; (xvii) property of any Grantor now or hereafter in the Lender’s possession or in transit to or from, or under the custody or control of, Lender or any affiliate thereof; (xviii) money, cash and cash equivalents; (xix) Licenses, and (xx) any and all other personal property and assets of the Grantors (collectively called “Collateral”), together with all proceeds thereof, including whatever is acquired when any of the Collateral or proceeds thereof are sold, leased, licensed, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary and whatever is collected on or distributed on account thereof, including without limitation, (i) all rights to payment however evidenced, (ii) all goods returned by or repossessed from Grantors’ customers, (iii) rights arising out of Collateral, (iv) claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Collateral, (v) insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral, (vi) returned insurance premiums, and (vii) all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing (hereinafter called “Proceeds”).

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4 OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Grantors to Lender, provided however that the obligations secured hereby shall not include any Indebtedness of Grantors to Lender (i) to the extent that the terms of the agreement(s) giving rise to such Indebtedness expressly state that such Indebtedness is unsecured or not secured by this Agreement, or otherwise expressly disclaim the security interest created hereby as security for such Indebtedness, or (ii) that is secured by any real property; and (b) all obligations of Grantors and rights of Lender under this Agreement. As used in this Agreement, “Indebtedness” is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Grantor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement, and whether Grantor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable, and includes without limitation, all loans and indebtedness incurred by ENGlobal Corporation, as borrower (“Borrower”), under the Credit Agreement.

5 TERMINATION. This Agreement will terminate upon the performance of all obligations of Grantors to Lender secured hereby, including without limitation, the payment of all Indebtedness of Grantors to Lender secured hereby, and the termination of all commitments of Lender to extend credit to Grantors that would constitute Indebtedness to Lender secured hereby, existing at the time Lender receives written notice from Grantors of the termination of this Agreement.

6 OBLIGATIONS OF LENDER. Lender has no obligation to make any loans hereunder. Any money received by Lender in respect of the Collateral may be deposited, at Lender’s option, into a non-interest bearing account over which Grantors shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder. Lender shall not be required to apply such money to the Indebtedness or other obligations secured hereby or to remit such money to Grantors or to any other party until the full payment of all Indebtedness of Grantors to Lender secured hereby, and the termination of all commitments to Lender to extend credit to Grantors.

7 REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to Lender that: (a) such Grantor’s legal name is exactly as set forth on the first page of this Agreement, and all of the relevant Grantor’s organizational documents or agreements delivered to Lender are complete and accurate in every respect; (b) Grantor is the owner and has possession or control of the Collateral and Proceeds; (c) Grantor has the exclusive right to grant a security interest in the Collateral and Proceeds; (d) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby or as otherwise agreed to by Lender, or as heretofore disclosed by such Grantor to Lender, in writing; (e) all statements contained herein and, where applicable, in the Collateral are true and complete in all material respects; (f) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Lender, is on file in any public office; (g) where Collateral consists of rights to payment, all persons appearing to be obligated on the Collateral and Proceeds have authority and capacity to contract and are bound as they appear to be, all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of the relevant Grantor in such property, and all such Collateral and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws; and (h) where the Collateral consists of equipment, fixtures, or specific goods, such Grantor is not in the business of selling goods of the kind included within such Collateral, and each Grantor acknowledges that no sale or other disposition of any such Collateral, including without limitation, any such Collateral which such Grantor may deem to be surplus, has been consented to or acquiesced in by Lender, except as specifically set forth in writing by Lender.

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8 COVENANTS OF GRANTORS.

(a) Each Grantor agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Lender against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to permit Lender to exercise its powers; (iv) to execute and deliver such documents as Lender deems necessary to create, perfect and continue the security interests contemplated hereby; (v) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Lender prior written notice thereof; (vi) not to change the places where such Grantor keeps any Collateral or such Grantor’s records concerning the Collateral and Proceeds without giving Lender prior written notice of the address to which the relevant Grantor is moving same; (vii) not to sell, lease, transfer or otherwise dispose of all or a substantial or material portion of such Grantor’s assets except in the ordinary course of its business, nor accomplish any of the above by virtue of a division or similar transaction; and (viii) to cooperate with Lender in perfecting all security interests granted herein and in obtaining such agreements from third parties as Lender deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder.

(b) Each Grantor agrees with regard to the Collateral and Proceeds, unless Lender agrees otherwise in writing: (i) that Lender is authorized to file financing statements in the name of such Grantor to perfect Lender’s security interest in Collateral and Proceeds; (ii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove the Collateral from such Grantor’s premises except in the ordinary course of such Grantor’s business; (iv) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (v) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of Lender; (vi) not to sell, hypothecate or dispose of (including, by illustration, merger, conversion or division), nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein, except sales of inventory to buyers in the ordinary course of such Grantor’s business; (vii) to permit Lender to inspect the Collateral at any time; (viii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Lender to inspect the same and make copies thereof at any reasonable time; (ix) if requested by Lender, to receive and use reasonable diligence to collect Collateral consisting of accounts and other rights to payment and Proceeds, in trust and as the property of Lender, and to immediately endorse as appropriate and deliver such Collateral and Proceeds to Lender daily in the exact form in which they are received together with a collection report in form satisfactory to Lender; (x) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (xi) to give only normal allowances and credits and to advise Lender thereof immediately in writing if they affect any rights to payment or Proceeds in any material respect; (xii) from time to time, when requested by Lender, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Lender all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xiii) in the event Lender elects to receive payments of rights to payment or Proceeds hereunder, to pay all expenses incurred by Lender in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract Grantors, filing, recording, record keeping and expenses incidental thereto; and (xiv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

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9 POWERS OF LENDER. Each Grantor appoints Lender its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Lender’s officers and employees, or any of them, whether or not such Grantor is in default: (a) to perform any obligation of such Grantor hereunder in that Grantor’s name or otherwise; (b) to give notice to account Grantors or others of Lender’s rights in the Collateral and Proceeds, to enforce or forebear from enforcing the same and make extension and modification agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release or substitute security securing obligations owing to such Grantor; (e) to resort in any order to security securing obligations owing to the relevant Grantor; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Lender’s interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to such Grantor; (h) to take cash, instruments for the payment of money and other property to which Lender is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Lender, at Lender’s sole option, toward repayment of the Indebtedness secured hereby or, where appropriate, replacement of the Collateral; (l) to exercise all rights, powers and remedies which such Grantor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto such Grantor’s premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness secured hereby; (o) to preserve or release the interest evidenced by chattel paper to which Lender is entitled hereunder and to endorse and deliver any evidence of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of the relevant Grantor or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

10 PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Grantor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of any Grantor to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Lender shall be obligations of such Grantor to Lender, due and payable immediately upon demand, and at Lender’s option and subject to any restrictions under applicable law pertaining to usury, together with interest at a rate determined in accordance with the provisions of this Agreement, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

11 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under (i) the Credit Agreement, (ii) this Agreement, (iii) any other Loan Documents or (iv) any other agreement between any Grantor and Lender, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by any Grantor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) any Grantor shall fail to observe or perform any obligation or agreement contained herein; (d) any impairment of the rights of Lender in any Collateral or Proceeds, or any attachment or like levy on any property of any Grantor; and (e) Lender, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

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12 REMEDIES. Upon the occurrence of any Event of Default, Lender shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to any Grantor. Lender shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the UCC or the Business and Commerce Code of the jurisdiction identified in Section 20 below, or otherwise provided by law, including without limitation, the right (a) to contact all persons obligated to any Grantor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Lender, and (b) to sell, lease, license or otherwise dispose of any or all Collateral. In addition to any other remedies set forth in this Agreement, each Grantor authorizes Lender to engage in “electronic self-help” as defined in and in accordance with applicable law. All rights, powers, privileges and remedies of Lender shall be cumulative. No delay, failure or discontinuance of Lender in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Lender of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. While an Event of Default exists: (a) Grantors will deliver to Lender from time to time, as requested by Lender, current lists of all Collateral and Proceeds; (b) Grantors will not dispose of any Collateral or Proceeds except on terms approved by Lender; (c) at Lender’s request, Grantors will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Lender at a reasonably convenient place designated by Lender; (d) Lender may, at any time, liquidate any time deposits pledged to Lender hereunder and apply the Proceeds thereof to payment of the Indebtedness secured hereby, whether or not said time deposits have matured and notwithstanding the fact that such liquidation may give rise to penalties for early withdrawal of funds; and (e) Lender may, without notice to any Grantor, enter onto a Grantor’s premises and take possession of the Collateral. With respect to any sale or other disposition by Lender of any Collateral subject to this Agreement, each Grantor hereby expressly grants to Lender the right to sell such Collateral using any or all of such Grantor’s trademarks, trade names, trade name rights and/or proprietary labels or marks. Each Grantor further agrees that Lender shall have no obligation to process or prepare any Collateral for sale or other disposition.

13 DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS. In disposing of Collateral hereunder, Lender may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral or Proceeds, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable attorneys’ fees, and the balance of such proceeds may be applied by Lender toward the payment of the Indebtedness secured hereby in such order of application as Lender may from time to time elect. Upon the transfer of all or any part of the Indebtedness secured hereby, Lender may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Lender hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Lender shall retain all rights, powers, privileges and remedies herein given.

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14 STATUTE OF LIMITATIONS. Until all Indebtedness secured hereby shall have been paid in full and all commitments by Lender to extend credit to Grantors that would constitute Indebtedness secured hereby have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Lender hereunder shall, to the extent permitted by law, continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Indebtedness secured hereby or any part thereof may have become barred by any statute of limitations, or that the personal liability of any Grantor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

15 MISCELLANEOUS. When there is more than one Grantor named herein: (a) the word “Grantor” shall mean all or any one or more of them as the context requires; (b) the obligations of each Grantor hereunder are joint and several; and (c) until all Indebtedness secured hereby shall have been paid in full, no Grantor shall have any right of subrogation or contribution, and each Grantor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Lender. Each Grantor hereby waives any right to require Lender to (i) proceed against such Grantor or any other person, (ii) marshal assets or proceed against or exhaust any security from such Grantor or any other person, (iii) perform any obligation of such Grantor with respect to any Collateral or Proceeds, and (iv) make any presentment or demand, or give any notices of any kind, including without limitation, any notice of nonpayment or nonperformance, protest, notice of protest, notice of dishonor, notice of intention to accelerate or notice of acceleration hereunder or in connection with any Collateral or Proceeds. Each Grantor further waives any right to direct the application of payments or security for any Indebtedness of Grantors or indebtedness of customers of Grantors.

16 NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Lender at the address specified in any other loan documents entered into between Grantors and Lender and to Grantors at the addresses of its chief executive offices specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

17 COSTS, EXPENSES AND ATTORNEYS’ FEES. Grantors shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Lender’s in-house counsel to the extent permissible), expended or incurred by Lender in connection with (a) the perfection and preservation of the Collateral or Lender’s interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred by this Agreement, whether or not suit is brought or foreclosure is commenced, and where suit is brought, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to Grantors or in any way affecting any of the Collateral or Lender’s ability to exercise any of its rights or remedies with respect thereto. Subject to any restriction under applicable law pertaining to usury, all of the foregoing shall be paid by Guarantor with interest from the date of demand until paid in full at the rate per annum specified in Section 1.2(a) of the Credit Agreement. Notwithstanding anything in this Agreement to the contrary, reasonable attorneys’ fees shall not exceed the amount permitted by law.

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18 SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Lender and Grantors.

19 SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

20 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Texas, without reference to the conflicts of law or choice of law principles thereof.

21 INSURANCE PROVISIONS. Grantors agree with regard to the Collateral and Proceeds, unless Lender agrees otherwise in writing, to insure the Collateral with Lender named as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies reasonably satisfactory to the Lender.

COLLATERAL PROTECTION INSURANCE NOTICE. (A) EACH GRANTOR IS REQUIRED TO: (i) KEEP THE COLLATERAL INSURED AGAINST DAMAGE IN THE AMOUNT LENDER SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) EACH GRANTOR MUST, IF REQUIRED BY LENDER, DELIVER TO BENEFICIARY A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS THEREFOR; AND (C) IF ANY GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IN CLAUSES (A) OR (B) HEREOF, LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF SUCH GRANTOR AT SUCH GRANTOR'S EXPENSE.

22 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed by Grantors, intending to be legally bound hereby, as of the date first set forth above.

ENGLOBAL CORPORATION
a Nevada corporation

/s/Darren Spriggs
Darren Spriggs, Chief Financial Officer

ENGLOBAL U.S., INC., a Texas corporation

/s/Darren Spriggs
Darren Spriggs, Chief Financial Officer

ENGLOBAL GOVERNMENT SERVICES, INC., a Texas corporation

Darren Spriggs
Darren Spriggs, Chief Financial Officer

ENGLOBAL TECHNOLOGIES, LLC, a Texas limited liability company

/s/Darren Spriggs
Darren Spriggs, Chief Financial Officer

Signature Page to Security Agreement

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